Aberdeen Funds: Summary Prospectus

Aberdeen U.S. Sustainable Leaders
Smaller Companies Fund

(formerly, Aberdeen Focused U.S. Equity Fund)

December 1, 2020

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus, Statement of Additional Information, shareholder reports and other information about the Fund online at https://www.aberdeenstandard.com/en-us/us/investor/fund-centre#literature. You can also get this information at no cost by e-mailing a request to Investor.Services.US@aberdeenstandard.com, calling (866) 667-9231 or asking your financial advisor. The Fund's Prospectus and Statement of Additional Information, both dated December 1, 2020, and the independent registered public accounting firm's report and financial statements in the Fund's annual report, dated October 31, 2019 and the unaudited financial statements in the Fund's semi-annual report, dated April 30, 2020, are incorporated by reference into this summary prospectus.

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically following the instructions included with this disclosure or by contacting your financial intermediary or the Fund.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions included with this disclosure or by contacting the Fund at (866) 667-9231 or your financial intermediary. Your election to receive reports in paper will apply to all funds held with your financial intermediary or with the Trust.

Fund Tickers

Class A: MLSAX   Class C: MLSCX   Class R: GLSRX   Institutional Class: GGUIX   Institutional Service Class: AELSX

Objective

The Aberdeen U.S. Sustainable Leaders Smaller Companies Fund (formerly, Aberdeen Focused U.S. Equity Fund) (the "U.S. Sustainable Leaders Smaller Companies Fund" or the "Fund") seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the U.S. Sustainable Leaders Smaller Companies Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Aberdeen Funds. More information about these and other discounts is available from your financial advisor and in the "Reduction and Waiver of Class A Sales Charges" and "Broker-Defined Sales Charge Waiver Policies" sections on pages 40 and 68 of the Fund's prospectus, respectively, and in the "Additional Information on Purchases and Sales — Waiver of Class A Sales Charges" and "Reduction of Sales Charges" sections on pages 99 and 100 of the Fund's Statement of Additional Information, respectively. This table does not include the brokerage commissions that you may pay when purchasing or selling Institutional Class shares or Institutional Service Class shares of the Fund.

  Aberdeen U.S. Sustainable Leaders Smaller Companies Fund (formerly, Aberdeen Focused U.S. Equity Fund): Summary Prospectus as of December 1, 2020  1

Shareholder Fees (Fees Paid Directly From Your Investment)	Class A Shares	Class C Shares	Class R Shares	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00%[1]	1.00%[2]	None	None	None
Small Account Fee[3]	$20	$20	None	$20	$20
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	None	None
Other Expenses	1.13%	1.09%	1.07%	1.19%	1.18%
Total Annual Fund Operating Expenses	2.13%	2.84%	2.32%	1.94%	1.93%
Less: Amount of Fee Limitations/Expense Reimbursements[4]	0.89%	0.94%	0.89%	1.04%	0.89%
Total Annual Fund Operating Expenses After Fee Limitations/ Expense Reimbursements	1.24%	1.90%	1.43%	0.90%	1.04%

1  Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder's fee was paid.

2  If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1%; however, the CDSC shall not apply to the purchases of Class C shares where the selling broker-dealer was not paid a commission at the time of purchase.

3  Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, the Fund may waive the quarterly fee. See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed.

4  Aberdeen Funds (the "Trust") and the Adviser have entered into a written contract limiting operating expenses to 0.90% for all classes of the Fund. This contractual limitation may not be terminated before February 28, 2022 without the approval of the Independent Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A shares, Class R shares and Institutional Service Class shares and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

Example

This Example is intended to help you compare the cost of investing in the U.S. Sustainable Leaders Smaller Companies Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$694	$1,123	$1,576	$2,829
Class C shares	$293	$791	$1,416	$3,099
Class R shares	$146	$639	$1,159	$2,587
Institutional Class shares	$92	$508	$950	$2,180
Institutional Service Class shares	$106	$520	$959	$2,182

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$193	$791	$1,416	$3,099

Portfolio Turnover

The U.S. Sustainable Leaders Smaller Companies Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 45.98% of the average value of its portfolio.

Principal Strategies

The U.S. Sustainable Leaders Smaller Companies Fund seeks to achieve its investment objective of long-term capital appreciation by investing in equity securities of smaller (small- and mid-capitalization) U.S. companies that the Adviser deems to have sound or improving prospects

2  Aberdeen U.S. Sustainable Leaders Smaller Companies Fund (formerly, Aberdeen Focused U.S. Equity Fund): Summary Prospectus as of December 1, 2020

and which demonstrate that they are current or emerging sustainable leaders through their management of environmental, social and governance ("ESG") risks and opportunities in accordance with the Adviser's criteria.

In carrying out the Fund's investment strategies, the Adviser employs a fundamental, bottom-up equity investment process, which is based on first-hand research and disciplined company evaluation and which takes into consideration the sustainability of the business in its broadest sense and the company's ESG performance. The Adviser's stock analysts work closely with dedicated ESG specialists who sit within each regional investment team and provide industry-leading expertise and insight at the company level. In addition, engagement with company management is a key part of the Adviser's research process and ongoing stewardship program.

The Adviser will identify stocks for their long-term, fundamental value based on quality and price. With respect to "quality", the Adviser will assign each company a proprietary overall quality rating and also an ESG-quality rating ranging from 1 to 5 (1 indicating leaders and 5 indicating laggards) — enabling the Fund's investment team to identify current and emerging sustainable leaders. Companies eligible for investment by the Fund must be rated 3 or better by the Adviser on both the overall quality rating and ESG-quality rating. In the overall quality filter, the Adviser seeks to determine whether the company has good growth prospects and a balance sheet that supports expansion. In the ESG-quality filter, the Adviser evaluates the ownership structures, governance and management quality of the companies as well as potential environmental and social risks that the companies may face.

Examples of areas under scope when assessing a company's ESG quality include the following:

•  Board Diversity

•  Capital Allocation

•  Capital Return

•  Carbon Emissions

•  Climate Risks

•  Corporate Governance

•  Corporate Strategy

•  Cyber Security

•  Deforestation

•  Diversity Issues

•  Employee Safety

•  ESG Disclosures

•  Human Rights

•  Labor Management

•  Market Communication

•  Remuneration

•  Succession Planning

•  Waste Management

•  Water Management

In order for a company to be considered an emerging or sustainable leader (that is, to be rated at least a 3 on the Adviser's ESG-quality rating), at a minimum, ESG risks must be considered as principal business risks, the company must have initiatives in place to address the most material ESG risks facing such company, the company must have some key-performance-indicators/targets related to its most material ESG risks, disclosure must be in line with regulatory requirements, ESG teams must be present, and the company must have good governance and a track record of treating minority shareholders fairly as well as only minor or no related party transactions.

Binary exclusions are also applied to exclude a defined list of unacceptable activities. The Fund will not invest in companies that, based on MSCI data, have:

•  failed to uphold one or more principles of the UN Global Compact;

•  an industry tie to controversial weapons;

•  a revenue contribution of 10% or more from the manufacture or sale of conventional weapons or weapons systems;

•  a revenue contribution of 10% or more from tobacco or are tobacco manufacturers;

•  a revenue contribution of 10% or more from the extraction of unconventional oil and gas; or

•  a revenue contribution from thermal coal extraction.

In carrying out its assessments of ESG quality, the Adviser's equity analysts incorporate internal data sources, including a proprietary quantitative house score, external sources (e.g. MSCI reports), thematic expertise from the Adviser's central ESG team and regional expertise from the Adviser's on-desk ESG analysts. The Adviser relies heavily on its own in-depth research and analysis over third party ESG ratings.

The Fund will measure compliance with its principal investment strategies at the time of investment, except that compliance with binary exclusions is tested as frequently as MSCI data is updated, which is currently quarterly. If a company no longer meets the Adviser's ESG criteria, the Adviser intends, but is not required, to sell such security.

As a non-fundamental policy, under normal circumstances, the U.S. Sustainable Leaders Smaller Companies Fund will invest at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities issued by smaller U.S. companies that meet the Adviser's sustainability criteria.

The Fund considers smaller companies to be companies that have market capitalizations similar to those of companies included in the Russell 2500® Index at the time of investment. The range of the Russell 2500® Index was $7.44 million to $18.15 billion as of July 31, 2020.

Some companies may outgrow the definition of smaller company after the Fund has purchased their securities or may no longer fall within the range of a reconstituted index. These companies continue to be considered smaller for purposes of the Fund's minimum 80% allocation to smaller company equities.

  Aberdeen U.S. Sustainable Leaders Smaller Companies Fund (formerly, Aberdeen Focused U.S. Equity Fund): Summary Prospectus as of December 1, 2020  3

A company is considered to be a U.S. company if Fund management determines that the company meets one or more of the following criteria:

•  the company is organized under the laws of, or has its principal office in the United States;

•  the company has its principal securities trading market in the United States; and/or

•  the company derives the majority of its annual revenue or earnings or assets from goods produced, sales made or services performed in the United States.

Equity securities include, but are not limited to, common stock, preferred stock and depositary receipts.

The Fund may also invest in larger companies and non-U.S. companies, including primarily Canadian companies.

The Fund may invest in securities of any market sector and may hold a significant amount of securities of companies, from time to time, within a single sector. The Fund currently anticipates that it will have significant exposure to the information technology sector.

The Fund may invest in securities denominated in U.S. Dollars and the currencies of any foreign countries in which it is permitted to invest. The Fund typically has full currency exposure to those markets in which it invests.

Principal Risks

The U.S. Sustainable Leaders Smaller Companies Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments — and therefore, the value of Fund shares — may fluctuate. The following is a list of the principal risks of investing in the Fund. The order of the below risk factors does not indicate the significance of any particular risk factor.

Cybersecurity Risk — Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Equity Securities Risk — The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Foreign Currency Exposure Risk — The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

Foreign Securities Risk — Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund's investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

Issuer Risk — The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or service.

Management Risk — The Fund is subject to the risk that the Adviser may make poor security selections. The Adviser and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

Market Risk — Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.

Mid-Cap Securities Risk — Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.

Sector Risk — To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Information Technology Sector Risk. To the extent that the information technology sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Small-Cap Securities Risk — Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

4  Aberdeen U.S. Sustainable Leaders Smaller Companies Fund (formerly, Aberdeen Focused U.S. Equity Fund): Summary Prospectus as of December 1, 2020

Sustainable Investing Risk — The Fund's "Sustainable Leaders" strategy could cause it to perform differently compared to funds that do not have such strategy. ESG considerations may be linked to long-term rather than short-term returns. The criteria related to the Fund's Sustainable Leaders strategy, including the exclusion of securities of companies that engage in certain business activities, may result in the Fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so. In addition, there is a risk that the companies identified as sustainable leaders by the Adviser do not operate as expected when addressing ESG issues. There are significant differences in interpretations of what it means for a company to have positive ESG characteristics. While the Adviser believes its definitions are reasonable, the portfolio decisions it makes may differ with other investors' or advisers' views.

Valuation Risk — The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund's ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

If the value of the Fund's investments decreases, you may lose money.

For additional information regarding the above identified risks, see "Fund Details: Additional Information about Investments, Investment Techniques and Risks" in the prospectus.

Performance

The bar chart and table below can help you evaluate potential risks of the U.S. Sustainable Leaders Smaller Companies Fund. The bar chart shows how the Fund's annual total returns for Class C have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges, if any. If the applicable sales charges were included, the annual total returns would be lower than those shown. Unlike the bar chart, the returns in the table reflect the maximum applicable sales charges. The table compares the Fund's average annual total returns to the returns of the Russell 2500® Index, a broad-based securities index, and the S&P 500® Index. Effective December 1, 2020, the Russell 2500® Index replaced the S&P 500® Index as the Fund's primary benchmark in connection with the change in the Fund's investment strategy. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit https://www.aberdeenstandard.com/en-us/us/investor/fund-centre or call 866-667-9231.

The Fund changed its investment strategy effective December 1, 2020 from a focused U.S. equity strategy to a U.S. sustainable leaders smaller companies strategy. In connection with the change in investment strategy, the Fund changed its name from Aberdeen Focused U.S. Equity Fund to Aberdeen U.S. Sustainable Leaders Smaller Companies Fund. In addition, the Fund changed its investment strategy effective November 15, 2017 from a long-short equity strategy to a focused U.S. equity strategy. In connection with the change in investment strategy, the Fund changed its name from Aberdeen Equity Long-Short Fund to Aberdeen Focused U.S. Equity Fund. Performance information for periods from November 15, 2017 to December 1, 2020 and prior to November 15, 2017 reflect different investment strategies than the current investment strategy.

Annual Total Returns — Class C Shares
(Years Ended Dec. 31)

Year-to-Date Return as of September 30, 2020: 8.00%
Highest Return: 14.46% – 1st quarter 2019
Lowest Return: -12.87% – 4th quarter 2018

After-tax returns are shown in the following table for Class C shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

  Aberdeen U.S. Sustainable Leaders Smaller Companies Fund (formerly, Aberdeen Focused U.S. Equity Fund): Summary Prospectus as of December 1, 2020  5

Average Annual Total Returns as of December 31, 2019

	1 Year	5 Years	10 Years
Class A shares–Before Taxes	26.78%	6.92%	4.94%
Class C shares–Before Taxes	32.28%	7.44%	4.83%
Class C shares–After Taxes on Distributions	24.93%	0.44%	0.65%
Class C shares–After Taxes on Distributions and Sales of Shares	23.13%	4.62%	3.11%
Class R shares–Before Taxes	33.98%	7.80%	5.18%
Institutional Class shares–Before Taxes	35.02%	8.55%	5.90%
Institutional Service Class shares–Before Taxes	34.75%	8.36%	5.70%
Russell 2500® Index (reflects no deduction for fees, expenses or taxes)	27.77%	8.92%	12.58%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.56%

Investment Adviser

Aberdeen Standard Investments Inc. (the "Adviser") serves as the U.S. Sustainable Leaders Smaller Companies Fund's investment adviser.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the fund since
Ralph Bassett, CFA®	Head of North American Equities	2008
Jason Kotik, CFA®	Investment Director	2004	*
Timothy Skiendzielewski, CFA®	Investment Director	2012
Qie Zhang, CFA®	Investment Director	2008

*Includes Predecessor Fund

Purchase and Sale of Fund Shares

The Fund's minimum investment requirements are as follows:

Class A And Class C Shares
To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic
Investment Plan	$1,000
Additional Investments
(Automatic Investment Plan)	$50
Class R Shares
To open an account	No Minimum
Additional investments	No Minimum
Institutional Class Shares
To open an account	$1,000,000
Additional investments	No Minimum
Institutional Service Class Shares
To open an account	$1,000,000
Additional investments	No Minimum

The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the prospectus under the "Choosing a Share Class" section.

Fund shares may be redeemed on each day that the New York Stock Exchange is open. Fund shares may be sold by mail or fax, by telephone or on-line.

Tax Information

The Fund's dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

6  Aberdeen U.S. Sustainable Leaders Smaller Companies Fund (formerly, Aberdeen Focused U.S. Equity Fund): Summary Prospectus as of December 1, 2020

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8  Aberdeen U.S. Sustainable Leaders Smaller Companies Fund (formerly, Aberdeen Focused U.S. Equity Fund): Summary Prospectus as of December 1, 2020